Exhibit 99.1 Investor Presentation | Fall 2022 A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 1 1

Disclosures This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes only to assist interested parties in evaluating the combined company, Alvarium Tiedemann Holdings, Inc. (“Alvarium Tiedemann” or the Company ), that is expected to result from the proposed business combination (the “Business Combination”) among Cartesian Growth Corporation (“Cartesian”), Tiedemann Wealth Management Holdings, LLC, a Delaware limited liability company (“TWMH”), TIG Trinity GP, LLC, a Delaware limited liability company (“TIG GP”), TIG Trinity Management, LLC, a Delaware limited liability company (“TIG MGMT” and, together with TIG GP, the “TIG Entities”, or “TIG”), Alvarium Investments Limited, an English private limited company (“Alvarium” and, together with TWMH and the TIG Entities, the “Companies” and each a “Company”). TWMH is the parent of Tiedemann Advisors LLC (“Tiedemann Advisors”). References to Alvarium Tiedemann or the Company throughout this Presentation refer to the combined company following the Business Combination. About Alvarium Tiedemann Alvarium Tiedemann is a multi-disciplinary financial services business with a diverse array of investment, advisory, and administrative capabilities which serves clients and investors around the globe. The firm manages approximately $60 billion in combined assets and provides holistic solutions for wealth management clients through a full spectrum of services, including discretionary investment management services, non-discretionary investment advisory services, fiduciary and trust services, administration services, new generational wealth planning services and family office services. Alvarium Tiedemann structures, arranges, and provides a network of investors with co-investment opportunities in a variety of alternative assets which are either managed intra-group or by carefully selected managers with a proven track record in the relevant asset class. Alvarium Tiedemann operates globally, with approximately 450 professionals operating in 24 cities in 11 countries across four continents. No Offer or Solicitation This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Cartesian or any of the Companies. The information contained herein does not purport to be all-inclusive and none of Cartesian, the Companies nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Prospective investors should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision to subscribe for securities of Cartesian in connection with the Business Combination. To the fullest extent permitted by law, in no circumstances will Cartesian, the Companies or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Cartesian, the Companies, the proposed private placement or the Business Combination. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Alvarium Tiedemann | AlTi 2

Disclosures (Cont.) Forward-Looking Statements Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in Cartesian's annual report on Form 10-K for the fiscal year ended December 31, 2021, Cartesian's Form S-4 originally filed February 11, 2022, and in our subsequent reports filed with the Securities and Exchange Commission, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any registration statement that may be filed in connection with the Business Combination. Use of Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted Revenues, Adjusted Net Income (on both a pre-tax and after-tax basis), Adjusted Net Income per share, Fee-Related Earnings and Fee-Related Earnings Margin) are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included on page 44 of this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Cartesian and the Companies believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Companies’ own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Companies believe their internal research is reliable, such research has not been verified by any independent source and none of Cartesian, the Companies or any of their respective affiliates nor any of their respective control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Cartesian and the Companies, as applicable, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Alvarium Tiedemann | AlTi 3

01. About AlTi 02. Market Landscape 03. Business Highlights 04. Financial Highlights 05. Governance 06. Transaction Overview Alvarium Tiedemann | AlTi London | New York | Paris | Milan | Lisbon | Isle of Man | Zurich | Baar | Geneva | Lugano | Washington D. C. | Wilmington | Seattle | Portland | San Francisco | Dallas | Aspen | Palm Beach | Miami | Toronto | Hong Kong | Singapore | Melbourne | Auckland A A Alllv v var ar ariiiu u um m m T T Tiiied ed edem em eman an ann n n | | | A A AlllT T Tiii 4 4 4

01. About AlTi Alvarium Tiedemann | AlTi 5

AlTi at a Glance Delivering transformational ideas that create enduring value $60B 450+ $5.6B 20+ $2.4B (1) Assets Under Advisement Professionals with diverse Committed to Impact Year operating history Invested alongside clients (1) (AUM/AUA) experience & expertise strategies Global footprint with presence in 24 major financial centers with a robust financial profile Information as of June 30, 2022, unless otherwise noted (1) At year end 2021 A A Alllv v var ar ariiiu u um m m T T Tiiied ed edem em eman an ann n n | | | A A AlllT T Tiii 6 6 6

Strategic Underpinnings of AlTi One ecosystem delivering innovative, best-in-class wealth and asset management solutions $40B - Wealth Management $20B - Asset Management Investment Advisory Alternatives Platform $60B Trust, Fiduciary & Administration Real Estate – Public & Private AUM/AUA Family Office Merchant Banking Tiedemann Advisors TIG Alvarium o Leading U.S.-focused multi-family office o Established alternatives management firm focused o International multi-family office providing investment providing comprehensive financial advisory on capital preservation & uncorrelated returns advisory across wealth & asset management o Strong track record of partnerships with strategic o Client base of UHNW families, entrepreneurs o Bespoke real estate solutions + + and foundations managers o Merchant banking expertise focused on innovation o $29B AUM/AUA, 145 professionals economy o $8B AUM/AUA, 36 professionals o Founded in 1999 o Founded in 1980 o $23B AUM/AUA, 260 professionals o Founded in 2009 • Strengthened origination opportunities • Enhanced suite of solutions • Increased operating leverage Strategic Rationale • Complementary markets & investors • New global product capabilities • Fortified talent attraction & retention Information as of June 30, 2022 A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 7 7

Comprehensive Platform Well-positioned to meet the diverse needs of an expanding client base Global Wealth Management Global Asset Management Global Alternative Boutique AlTi Global Banks Family Offices Managers Investment Firms Global Presence Comprehensive Capabilities Alignment with Clients Customized Services Nimble to Capture Opportunities Permanence & Access to Capital Robust Financial Profile Alvarium Tiedemann | AlTi 8

Investment Highlights Uniquely positioned between global family office solutions and alternative asset management Strong, performing businesses Large and growing addressable market Established reputation in the market Both in asset and wealth management Global footprint Recurring and diversified revenue Strategically located in wealth epicenters Consistent, with multiple growth vectors Flexible balance sheet Long-tenured client and investor base Prioritizing opportunistic growth Stable and growing relationships World-class leadership Proven track record and commitment to Impact A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 9 9 9

Near-Term Financial Drivers Well-defined path with a clear trajectory for growth Stable recurring revenue foundation across both asset and wealth management 01. Topline Growth Topline growth fueled by new partnerships Revenue diversification through emerging strategies and solutions Economies of scale that leverage global distribution platform 02. Margin Expansion Efficiencies driven by centralizing operations Accretive acquisition strategy Opportunistic monetization of investments 03. Balance Sheet Strength Strengthened balance sheet as combined company A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 10 10

04. Portfolio Construction 02. Market Landscape Alvarium Tiedemann | AlTi 11

Expanding Market Opportunities Powered by multi-decadal trajectories Massive, Expanding Market Generational Wealth Transfer Shifting To Independence (1) Growth of Global Wealth (2021-2026P) U.S. Wealth Transfer (2018-2042P) U.S. Independent Advisor AUM/AUA (2014-2024P) $Trillions $Trillions $5.5 $609 $70 Trillion from $473 Baby Boomers & Older $3.5 $326 $2.1 GenX & Charities Millennials + 2014 2019 2024P 2016 2021 2026P $609 trillion global opportunity and double-digit $70 trillion wealth transfer creates opportunities Wealth clients seek advice that is independent, growth with clients demanding integrated capabilities for firms that deliver impact, innovation & customized, aligned & integrated with needs and institutional solutions engagement to clients Source: BCG Source: Cerulli Associates Source: Cerulli Associates (1) Includes independent registered investment advisors, hybrid registered investment advisors, and multi-family offices. A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 12 12 12

Global, Growing Client Base Serving evolving client priorities Global Demand for Alternatives Across Generations With Impact Priority Alternative AUM/AUA Growth and Forecast (2011-2026P) Alt. Asset Exposure by Demographic (2021-2024P) Relevance of ESG Factors $Trillions Considers ESG factors Private equity Private debt 85% Does not consider ESG factors 81% Hedge funds Real estate $23.2 Infrastructure Natural resources 7% 60% 48% $13.3 93% of UHNW consider $10.1 32% 32% ESG factors when $8.5 $7.2 investing $6.3 $4.6 93% 2011 2013 2015 2017 2019 2021 2026P Global Millennial UHNW Demand for alternatives, a $23 trillion market by the Next generation particularly interested Clients and investors understand and want to invest end of 2026, aligns with our expertise in direct and co-investment in alternatives responsibly and with intent, as they think about legacy Source: Preqin Source: Ernst & Young Source: Ernst & Young A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 13 13 13 2021 2021 2021

03. Business Highlights Alvarium Tiedemann | AlTi 14

WM AM One Platform Approach Serving complementary and attractive industries Asset Management Wealth Management • Stable fee rates generating a robust • Strong investor demand, particularly in recurring revenue stream private and real asset markets, driving strong fundraising growth • Consistent, solid client retention and • Longer-locked investment vehicles underlying secular tailwinds providing greater revenue visibility • Multiple avenues for co-investment • Differentiated investment strategies with and revenue diversification through performance that is less correlated to the ancillary offerings broader markets • Highly fragmented industry allowing for • Substantial focus on expanding accelerated growth through M&A alternative strategies into the wealth management channel • Ability to compete directly with Global Banks through differentiated offering • Large universe of mid-market managers results in significant M&A opportunities A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 15 15 15

WM AM AlTi Wealth Management – Highlights Resilient and expanding global client base $40B Scale AUM/AUA, $ Billions AUM/AUA as of 1H22 $41 $40 $36 11 Global presence $32 Countries with AlTi offices Significant portion 97% of management/advisory fee revenues recurring fees 95% High client retention AUM/AUA retention for last four years 2019 2020 2021 1H22 8 Long tenured clients Years average client tenure Top 25 Client Asset Composition Client Composition by Assets by Geography with AlTi $3.8B Net positive Impact firm Invested in Impact strategies Other AlTi WM $1.1B Assets Alignment with clients Invested alongside clients 83% U.S. 74% 20+ Non-U.S. Experienced team years operating history 26% Top 25 Client Full suite of Investment Advisory, Multi- Billable Assets Comprehensive capabilities family office and Trust services 17% Information at year end 2021, unless otherwise noted Alvarium Tiedemann | AlTi 16 16

WM AM Wealth Management – Holistic Solutions Combining the services of a family office with the depth of a world-class, global institution Investment Advisory & Impact Estate & Wealth Planning Customized risk-adjusted portfolios Implementation and management Bespoke AlTi Team Expertise curated from Trust & Fiduciary across the firm Wealth protection & Philanthropy tax optimization Strategic giving Access to Co-investments CLIENT & Strategic Advisory An ecosystem of services to suit clients’ needs and goals Family Governance & Education Family Office Services Family structure and Administration of a family’s wealth next-generation engagement Alvarium Tiedemann | AlTi 17

WM AM AlTi Asset Management – Highlights Differentiated provider of public and private market solutions serving growing alternatives market AUM/AUA, $ Billions $20B Scale $20 AUM/AUA as of 1H22 $20 $17 $15 Significant portion 58% of management/advisory fee revenues recurring fees $1.3B Alignment with clients Invested alongside clients 2019 2020 2021 1H22 40+ Experienced team years of operating history across market cycles Asset Composition by Platform, at 1H22 $1.8B Net positive Impact firm Invested in Impact strategies Real Estate $12B Public and Private Comprehensive solutions market opportunities and advisory services Alternatives Platform $8B Information at year end 2021, unless otherwise noted. Alvarium Tiedemann | AlTi 18

WM AM Asset Management – Platform Breakdown Global network of capabilities built on an end-to-end support platform 1980 2009 2011 2017 Alternatives Platform Real Estate – Private Markets Merchant Banking Real Estate – Public Markets (1) Four fund strategies Direct investments – 27 equity and 21 debt 220+ transactions Two UK REITs transactions realized since inception Strategies Select Clients Strategies Strategies • Event-Driven Merger Arbitrage • Forward funding • Value-add • Real Estate Bridge Lending • Development • Planning • Asian Credit Opportunities • Income • Housing for homeless (Home • European Long Short Equity Long Income Focus Focus Focus Inflation-protected income, capital growth Focus Media, consumer, technology and and Impact investing Uncorrelated investment opportunities in Geography and sub-sector selection based on innovation sectors across both private specialist strategies themes and teams and public markets Products Products Products Strategies and Services Funds Funds, SPVs Funds, SMAs, SPVs, UCITs, AIF’s Strategic Advisory, Private Placements, M&A, Co-investments Investors – Institutional Investors, Multi-family Offices, Single-family Offices, Ultra-High-Net-Worth, Consultants, Sovereign Wealth Funds Information as of June 30, 2022, unless otherwise noted Alvarium Tiedemann | AlTi (1) Completed by co-heads of Merchant Banking in their careers 19 19

WM AM Asset Management: Alternatives Platform Stable returns against volatile market backdrops o UK main market listed REIT o UK FTSE 250 listed REIT th o 6 largest REIT in UK o Largest social Impact REIT in UK (1) o Market Cap: £1.3B/U.S.$1.6B o Market Cap: £909m/U.S.$1.1B o Total Return Since IPO (10/9/20): +83% o Total Return Since IPO (2/27/17): +22% Performance of UK REITs LXI +83% HOME +22% FTSE 250 +14% 2/27/17 10/27/17 6/27/18 2/27/19 10/27/19 6/27/20 2/27/21 10/27/21 6/ 6/ 27/ 30/ 222 2 All information as of June 30, 2022 unless otherwise noted Benchmark : FTSE 250 Index (1) LXi merged with Secure Income REIT on July 5, 2022. On September 30, 2022 the Market Cap was £2.1B/US$2.4B. Alvarium Tiedemann | AlTi 20

WM AM Asset Management Stable returns against volatile market backdrops European Equities TIG Arbitrage TIG MSCI HFRI Arbitrage Euro MSCI HFRI Equities European TIG Arbitrage Purchase Date Annualized 6.3% 5.4% 3.6% Equities +90% Performance +511% Annualized 12.8% 6.3% 4.4% Performance Volatility 3.2% 15.0% 5.5% MSCI +412% Volatility 11.1% 16.0% 5.8% MSCI +38% HFRI +26% HFRI +67% 1/31/93 1/31/97 1/31/01 1/31/05 1/31/09 1/31/13 1/31/17 6/ 1/30/ 31/22 21 3/31/17 6/30/18 9/30/19 12/31/20 6/30/ 3/31/ 2222 Bridge Lending Real Estate Asia Credit and Special Situations Bridge Asia MSCI HFRI Bridge Lending MSCI HFRI Lending Purchase Date Purchase Date Credit Real Estate Asia Credit +756% +74% Annualized Annualized 7.0% 4.1% 3.7% 8.8% 4.5% 3.6% Performance Performance MSCI +39% Volatility 4.7% 15.1% 5.1% Volatility 0.7% 15.5% 5.5% HFRI +35% MSCI +210% HFRI +67% 8/30/14 11/30/15 2/28/17 5/31/18 8/31/19 11/30/20 6/ 2/ 30/ 28/ 22 22 1/31/97 1/31/01 1/31/05 1/31/09 1/31/13 1/31/17 1/31/21 6/30/22 6/30/22 All information as of June 30, 2022 Benchmarks include: MSCI World Index (USD) and HFRI Asset Weighted Composite Index. Alvarium Tiedemann | AlTi (1) Past performance does not guarantee or indicate future results. The historical net performance presented above are unaudited. Please see the appendix for additional information. 21

WM AM Clear Value Creation Roadmap AlTi ecosystem presents significant growth opportunities • Expand public and private real estate business geographic focus and product offering • Expand into complementary domestic and international markets New investment strategies & global presence • Provide clients in four continents with a localized offering while addressing their multi-jurisdictional needs • Capture opportunity with identified pipeline of strategic acquisitions and partnerships with strategic managers Select acquisitions & stakes in strategic managers • Increase ownership stakes in best-in-class managers • Expand Impact strategies across businesses and geographies Growth through Impact offering • Increase total assets committed to Impact strategies • Fortify client base through exceptional service and innovative solutions • Grow client base enhanced by scale, skills and experience gained in combination Expanded client base & deepened existing relationships • Increase existing relationships through new investment solutions and complementary services A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 22 22

WM AM Demonstrated Track Record Strategic acquisition and integration of asset managers & wealth managers Select AlTi M&A Examples Wealth Management Asset Management Illustrative Acquisition Criteria Illustrative Acquisition Criteria • Expand global footprint • Diversify management fee • Uncorrelated to equity markets • Proven and repeatable revenue base earnings streams • Increase scale & talent • Leverage support platform • AUM/AUA at acquisition (distribution, operations) • AUM/AUA at acquisition • Leverage services (i.e., Trust) $2 to $10B+ $500M to $5B+ • Expand management fee • Expand Impact strategy revenue base Integrated Participations in Acquisitions Specialist Managers Alvarium Tiedemann | AlTi 23

WM AM M&A Will Continue to be a Key Driver of Growth Compelling universe of opportunities Transacted AUM/AUA by Asset Class and Share Alternative Asset Management Industry $ Billions Traditional Alternatives Wealth Management Combined alternative and wealth management share of total transactions 83% $4,000 80% $3,342 OPPORTUNITY SET 2,000+ funds have $2,935 $3,000 AUM/AUA of $500M to $5B Seeding & Larger Funds Incubation Selling Stakes $2,000 79% Mid-Market Growth 92% $500M $5B Opportunity $1,262 $1,289 $1,000 • By focusing on mid-sized specialist firms in our target AUM/AUA range, we seek to capitalize on businesses that have reached a growth inflection point. • We look to accelerate growth by providing efficient, low-touch operational support, $- strategic guidance and distribution. 2019 2020 2021 8/31/22 YTD Alvarium Tiedemann | AlTi 24 Source: Piper Sandler

WM AM Our Impact Committed to serving our clients in an objective and transparent way We succeed together by managing our collective impact on the world. Responsible Investing • Multi-asset class portfolios generating quantifiable social & environmental outcomes • Embedded ESG evaluation throughout the investment process • Proprietary values-based survey to tailor portfolios to client’s Impact & values objective • ESG and Impact reporting fully integrated into client portfolio reporting $5.6B $25B committed to expect to commit to Impact Impact strategies through 2021 strategies by 2030 Alvarium Tiedemann | AlTi 25

04. Financial Highlights Alvarium Tiedemann | AlTi 26

Stable and Profitable Performance Strong track record of growth and margin expansion Asset Growth Recurring Income Margin Expansion Combined Reported Revenue by Fee Type Combined Year-End AUM/AUA Combined Economic EBITDA $Billions $Millions $Millions Margin Advisory Fees Incentive Fees Other Income/Fees 30% $265 $61 $79 $16 $53 $47 $199 $47 $7 22% $173 $34 $6 $18 $43 15% $202 $26 $158 $149 2019A 2020A 2021A 2019A 2020A 2021A 2019A 2020A 2021A Alvarium Tiedemann | AlTi 27

Our Long-Range Targets Reflect continued execution of proven business model (1) Organic growth plan • Annual AUM/AUA growth rate High single-digit percentage • Annual Revenue growth rate Low-teens percentage (2) • EBITDA margin Expansion to mid-to-high 30s Inorganic opportunities • Successful execution of M&A opportunities expected to be a key driver of additional growth (1) Growth rate represents long term annual growth, on average and over time. A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 28 28 (2) Expect 2022-2023 margins will be negatively impacted by investments in public market readiness.

Asset Management Wealth Management 1H 2022 Overview Topline growth amid a challenging market backdrop +25% +12% $112.3 +6% $120.4 $89.7 $107.4 $60.1 $57.0 $50.3 $58.3 $19.5 $32.1 $18.9 $49.5 $62.0 $40.6 $38.1 $57.6 $62.0 $57.9 1H21 1H22 1H21 1H22 1H21 1H22 (1) (1) AUM/AUA ($B) Total Revenue Mgmt./Advisory Fees Alvarium Tiedemann | AlTi (1) Segment breakdown based on internal Information 29

05. Governance Alvarium Tiedemann | AlTi 30

Board of Directors Strong governance is at the foundation of our organization Governance Summary Board Independence and Diversity - Diversity of experience across financial services industry § Board comprised of representatives of independent directors (6), including Chairman of Cartesian Growth Corporation; and representatives of - Diversity of international experience Alvarium (2) and Tiedemann Advisors and TIG (3) - Diversity of gender § Independent directors include former CEOs of major financial institutions, - Majority independent directors including Citi Private Bank (North America) and Fifth Third Bancorp § Committees comprised of independent directors in accordance with Nasdaq listing standards Strong Corporate Governance Practices 55% 55% - Separation of Chairman and CEO roles of Directors are of Directors are (1) - Shareholder-friendly Corporate Governance Principles diverse Independent - Audit, Finance & Risk Committee - Strong Code of Ethics reflects culture of compliance - Insider Trading Policy creating limited trading windows and pre-clearance policy - Focus on cyber-security risk management (1) As defined by Nasdaq’s diversity rules A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 31 31

Board of Directors Independent Board Directors Board Committees AlTi Board Representatives Committee Chair Audit, Finance & Risk Timothy Keaney Environmental, Social, Tracey Warson Kevin T. Kabat Timothy Keaney Judy Lee Governance & Nominating Michael Tiedemann Nancy Curtin Spiros Maliagros Former Vice-Chairman, CEO Bank of New York MD of Dragonfly LLC Human Capital & Fifth Third Bank Hazel McNeilage Chair Compensation Hazel McNeilage Tracey B. Warson Peter Yu Ali Bouzarif Craig Smith Queensland Investment Citi Private Bank Cartesian Capital A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 32 32

Experienced Leadership Bringing a breadth of global industry experience Executive Team Michael Tiedemann Christine Zhao Kevin Moran Alison Trauttmansdorff Claire Verdirame Laurie Jelenek CEO Chief Financial Officer Chief Operations Officer Chief HR Officer Chief Marketing Officer Chief People Officer New York New York London London New York Board Member New York Wealth Management Asset Management Nancy Curtin Craig Smith Spiros Maliagros Jonathan Goodwin Simon Lee Jonathan Elkington Robert Weeber CIO – Global WM Chair - Global WM Alternatives Platform Merchant Banking Public Real Estate Private Real Estate International WM Board Member Board Member Board Member London London London Zurich London New York New York Alvarium Tiedemann | AlTi 33

Our Commitment to Impact Sustainable practices across corporate activities Our goal is generating sustainable financial returns with net positive impact. Our strategy and efforts are led by Chief Impact Officer, Jed Emerson. Culture at Core – Diversity, Equity & Inclusion is a matter of principle for us and fundamental to how we operate – Commitment to inclusive culture, hiring practices, educational programs, community involvement and environmental programs – Value diversity of thought, ideas and perspectives needed to provide best-in-class services UN PRI DEI B Corp Net Zero UN Principles for Diversity, Equity & Targeting Net Zero Targeting a Benefit Responsible Investment Inclusion Belonging carbon emissions Corporation Signatory since 2018 Pledge by 2030 by 2025 A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 34 34

Investment Highlights Uniquely positioned between global family office solutions and alternative asset management Strong, performing businesses Large and growing addressable market Established reputation in the market Both in asset and wealth management Global footprint Recurring and diversified revenue Strategically located in wealth epicenters Consistent, with multiple growth vectors Flexible balance sheet Long-tenured client and investor base Prioritizing opportunistic growth Stable and growing relationships World-class leadership Proven track record and commitment to Impact A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 35 35 35

06. Transaction Overview Alvarium Tiedemann | AlTi 36

Transaction Summary Transaction Structure • TWMH, TIG Entities & Alvarium will combine and become a publicly listed company through a business combination with Cartesian Growth Corporation (NASDAQ: GLBL) • The post-combination company will be listed on Nasdaq under the ticker GLBL • The transaction, inclusive of the PIPE investment, will provide capital to support the company’s continued growth and for future acquisitions Permanence, Commitment & Alignment • 96%+ of equity held by operating partners is being rolled into the post- closing company • Multi-year lock-up for active partners and sponsor: - 40%, 30%, 30% released after year one, two and three, respectively A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 37 37

Transaction Overview $Millions; unless otherwise stated Estimated Sources and Uses Illustrative Pro Forma Valuation Share Price $ 10.00 Stock Consideration (Equity Rollover) $ 881 60% (x) Pro Forma Shares Outstanding 147.1 SPAC Cash in Trust 345 24% Pro Forma Equity Value $ 1,471 Cash Raised from PIPE 165 11% Less: Assumed Pro Forma Net Cash 303 Sponsor 76 5% Pro Forma Enterprise Value $ 1,169 Total Sources $ 1,467 100% Rollover Equity $ 881 60% Cash Used for Secondary Share Purchases 100 7% Transaction Expenses (Est.) 59 4% Cash to Balance Sheet 351 24% Illustrative Pro Forma Ownership Sponsor 76 5% Total Uses $ 1,467 100% 5% 12% Existing Partners & Families Notes: SPAC Shareholders • Excludes shares subject to 5-year earn-out - 9.9 million shares subject to be issued to Existing Partners & Families upon achieving a share price of $12.50 (50%) and $15.00 (50%) - 1.1 million Sponsor shares subject to forfeiture. Such forfeiture to be canceled at a share price of $12.50 (50%) and $15.00 (50%) PIPE Investors • Excludes the impact of warrants and future management equity compensation 23% 60% • Assumes no public shareholder redemptions • Assumes $100 million of secondary share sales and $59 million of transaction expenses (including $8 million of public market readiness Sponsor expenses) • The Pro Forma Enterprise Value of $1,169 million presented here differs from the term Companies Enterprise Value of $1,080 million used in the Amended and Restated Business Combination Agreement. Pro Forma Enterprise Value reflects adjustments of $42 million of shares decoupled from the Companies’ earn-out contingency, $37 million for the Companies’ Closing Cash Adjustment, and $10 million of certain transaction expenses, which were removed in connection with the determination of the amount of the equity rollover Alvarium Tiedemann | AlTi 38

Value-creating Cartesian Growth Corporation SPAC sponsored by affiliate of Cartesian Sponsor & Partner The Cartesian team has a demonstrated ability to create value built on strategic advice, risk Select Cartesian Investments management, business intelligence & institutional systems + $ 20 years 3.0B AUM/AUA global Experience building private transnational businesses equity organization AlTi Alignment + + 55 40 Lock-up AlTi Board Multi-year lock-up Peter Yu (CGC Chairman / Market-leading Countries in which Cartesian’s transactions investments operate for remaining CEO & Cartesian Managing sponsor shares Partner) to join AlTi board Alvarium Tiedemann | AlTi 39

Appendix A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 40 40

Wealth Management Collaborating with clients to create value as they define it Investment Advisory Family Office Trust, Fiduciary & Administration Maximize wealth over the long term by Offer tailored outsourced family office Ensure clients’ wealth is preserved, balancing risk and reward through solutions and administrative services protected and distributed as intended. adhering to disciplined risk covering: Provide full corporate trustee and management and diversification. executor services with a highly § Family governance and transition advantageous benefit of Delaware, Isle Build sophisticated investment services (wealth, estate and of Man and Switzerland situs. portfolios tailored to clients’ specific multigenerational planning) Establish and manage pooled objectives, return expectations, liquidity § Philanthropy services investment structures. parameters, tax constraints and risk § CFO and outsourced family office tolerances. services § Lifestyle and special projects Provide expanded toolkit of socially responsible, sustainable and Impact investments, customized investment solutions, thematic expertise and proprietary total portfolio Impact reporting. A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 41 41 41

Asset Management Differentiated solutions across alternative strategies Alternatives Platform Real Estate – Public & Private Merchant Banking Align with the needs of institutional Select sub-sectors based on in-house Provide strategic advice, M&A investors by acquiring growth industry knowledge and long-term advisory services and capital equity positions in established analysis of cyclical and geographic solutions primarily for family- global specialists with proven and trends. controlled entities and entrepreneur- recurring earnings streams. led businesses. Focus on UK, European and U.S. Focus on identifying uncorrelated residential, long-income commercial, Offer co-investment opportunities in investment opportunities in both student housing, hospitality, added-value growth companies across innovation public and private markets. development and asset-rich operational and Impact through relationships companies across the capital stack. with leading investors. Provide opportunity to execute on a portfolio of identified strategic Manage Impact funds with the aim of Focus on the media, consumer, acquisitions and investments in the alleviating homelessness in the UK. technology and innovation sectors near term. with a global remit. A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 42 42 42

Footnotes Slide 21 A description of the strategies is provided below: Past performance does not guarantee or indicate future results. The historical net performance presented above are provided from inception of each fund through June 2022 and are unaudited. TIG Arbitrage: The TIG Arbitrage strategy is TIG’s event-driven strategy based in New York. This strategy, which has approximately $3.2 billion of AUM as of June 30, 2022, focuses on 0-to-30-day events within the merger The TIG Arbitrage Strategy returns reflect the deduction of the actual management fees (represents the actual process. The investment team employs deep research on each situation in the portfolio with a focus on complex, management fees paid by investors for such month which may be lower than the stated management fee) and hostile, up-for-sale situations where our primary research work can drive uncorrelated alpha. The research and stated performance fees and expenses at the specified times but do not include the deduction of any applicable investment process is focused on hard catalyst events and is not dependent on deal flow. taxes, and include the reinvestment of all dividends and other earnings with respect to the fund’s assets. Bridge Lending Real Estate: The Bridge Lending Real Estate strategy is managed by an external manager based The returns for Real Estate Bridge Lending strategy are based on returns for the flagship Real Estate Bridge in Toronto and focuses on complex construction, term, and pre-development bridge loans throughout North Lending Strategy fund provided to TIG by an external strategic manager. Returns were provided net of all fees America. The strategy has approximately $2.3 billion AUM as of June 30, 2022. The strategy’s diversified charged to the flagship fund in this strategy, but did not take into account taxes, change in unit values, third-party portfolio primarily consists of first lien mortgages with little to no structural leverage. The team places an expenses, or redemption charges. emphasis on risk management via rigorous underwriting consisting of borrower analysis, vetting, and extensive monitoring across all major real estate asset classes. The returns for European Equities are based on returns for European Equities’ benchmark portfolio. Returns for European Equities provided were net of management and incentive fees, expenses, and applicable taxes. European Equities: The European Equities strategy is managed by an external manager based in London. The strategy has approximately $1.5 billion AUM as of June 30, 2022 and trades the portfolio actively and absolute The returns for Asia Credit and Special Situations are based on returns for the flagship Asia Credit and Special return-oriented with a focus on financials, cyclicals, and mining and minerals. The strategy is market agnostic and Situations fund provided to the TIG Entities by our External Strategic Manager. Returns for Asia Credit provided runs with a variable net exposure, equally comfortable net long or net short. were net of management and incentive fees, expenses, and applicable taxes. Asia Credit: The Asia Credit strategy is managed by an external manager based in Hong Kong. The strategy has Each of the managers managed strategies and/or funds over the relevant periods that are not included in the approximately $1.3 billion AUM as of June 30, 2022, and includes performing, stressed, and distressed bonds investment performance information above because they are not the primary strategy and/or fund of the and loans throughout the Asia Pacific region. The manager strives to capitalize on what It believes is an under- manager. If the performance of the omitted strategies and funds were included, the investment performance researched and inefficient market with limited competition and attractive levels of stressed and distressed shown may be lower. An investor may be subject to different taxation depending on the jurisdiction of the activity. investor or relevant manager. The MSCI and HFRI performance information is included to show relative market performance for the periods indicated and not as a standard of comparison. Each of HFRI and MSCI differs in numerous respects from the portfolio composition of any fund comprising the investment returns presented. The indices are not included to imply that any fund is comparable to an index in composition or element of risk. Returns for the MSCI are gross of dividend reinvestment. No representation is made hereby with respect to the accuracy or completeness of the index data. A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 43 43

Non-GAAP reconciliation Pro Forma Combined Adjusted Net Income and Combined Adjusted EBITDA Year Ended Year Ended Amounts in 000’s December 31, December 31, (1) (1) 2020 2021 Pro Forma Combined Adjusted Net Income and Combined Adjusted EBITDA Pro forma net income attributed to Alvarium Tiedemann $ 6,475 $ 11,037 Pro forma net income attributed to non-controlling interests in subsidiaries 5,487 9,679 Pro forma net income 11,962 20,716 Income tax expense 2,729 4,727 Pro forma net income before taxes 14,691 25,443 (a) Equity settled share-based payments P&L 1,154 5,533 (b) Transaction expenses (976) 34,545 (c) Legal settlement 2,200 565 (d) Impairment of equity method investment 6,313 2,364 (e) Change in fair value of (gains) / losses on investments 266 (2) (f) Fair value adjustments to strategic investments (7,670) (15,370) (g) Change in fair value of warrant liability 181 (814) Pro forma adjusted income before taxes 16,159 52,264 Adjusted income tax expense (2,457) (8,810) Pro Forma Combined Adjusted Net Income 13,702 43,454 Net income attributed to non-controlling interests in subsidiaries 6,549 18,626 Pro forma Combined Adjusted Net Income attributable to Alvarium Tiedemann 7,153 24,828 Net income attributed to non-controlling interests in subsidiaries 6,549 18,626 (h) Adjustments related to joint ventures and associates 7,615 3,313 Interest expense, net 3,364 4,849 Income tax expense 2,730 4,727 Adjusted income tax expense less income tax expense (272) 4,083 Depreciation and amortization 15,938 16,383 Pro Forma Combined Adjusted EBITDA $ 43,077 $ 76,809 Pro Forma Earnings Per Share $ 0.07 $ 0.12 Pro Forma Adjusted Net Income Per Share $ 0.08 $ 0.27 Pro Forma Number of Shares 86,531,815 90,677,938 Please refer to Cartesian’s final prospectus / definitive proxy statement filed with the SEC in connection with the Business Combination on October 17, 2022 for more information on each line item presented above. A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 44 44 44 (1) Assuming no redemptions

Glossary Assets Under Management and Assets Under Advisement. For financial presentation purposes, total assets under management and assets under advisement (“AUM / AUA”) of the Combined Company consists of: (i) assets under advisement (“AUA”) and assets under management (“AUM”) of TWMH; (ii) AUM of TIG Entities; and (iii) AUA and AUM of Alvarium. AUM / AUA of TWMH includes billable and non-billable assets. Billable assets represent the portion of assets on which TWMH charges fees. Non-billable assets are exempt of fees. They consist of assets such as cash and cash equivalents, real estate, investment consulting assets and other designated assets. As of June 30, 2022, TWMH’s AUM / AUA is $28.8 billion; AUM accounts for $18.9 billion and AUA accounts for $9.9 billion. AUM / AUA of Alvarium includes billable and non-billable assets. Billable assets represent the portion of assets on which Alvarium charges fees; these are assets in which Alvarium is acting in a fiduciary capacity as well as co- investment assets. For the purpose of calculating co-investment assets, Alvarium includes the gross asset value of all assets managed or supervised by operating partner subsidiaries, affiliates and joint ventures in which Alvarium holds either a majority or minority stake. Non-billable assets are exempt of fees. As of June 30, 2022, Alvarium’s AUM / AUA is $22.7 billion. AUM of the TIG Entities includes the assets under management of each of the TIG Entities’ external strategic managers. External strategic managers are those managers in which the TIG Entities have made an external investment, and the strategies of these managers include Real Estate Bridge Lending, European Long/Short Equity and Asian Credit. As of June 30, 2022 the TIG Entities’ AUM is $8.5 billion; internal strategies account for $3.2 billion and external strategic managers account for a combined $5.2 billion. Unless otherwise defined, AUM refers to assets on which a business provides continuous and regular billable supervisory or management services. As noted, the AUM of each of the TIG Entities and the Combined Company includes the AUM of the TIG Entities’ external strategic managers as we believe including such AUM presents a more accurate depiction of the respective businesses. However, the AUM of the external strategic managers should not be viewed as part of the AUM of the TIG Entities or the Combined Company for regulatory and/or statutory purposes under the U.S. Investment Advisers Act of 1940, as amended. Economic EBITDA. For financial presentation purposes, Economic EBITDA represents management’s view of the underlying economic earnings generated ed by the Company after the recognition of a profit by the Company after the recognition of a profit--share participation in one of the affiliates of the Combined Company. Fee Type Breakdown. Advisory fees represent fees recurring in nature, primarily management fees. Incentives fees represent performance/incentive comprised of both carried interest payment on co-investments and annual performance or incentive fees earned from investment management and advisory services or fund management. Other income/fees represent merchant banking advisory fees. Alvarium Tiedemann | AlTi 45

Thank You A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 46 46